Capital City Bank Group, Inc.

Reports Second Quarter 2022 Results
TALLAHASSEE, Fla.

(July 26, 2022) – Capital City Bank Group, Inc. (NASDAQ: CCBG)

today reported net income attributable to
common shareowners of $8.7 million, or $0.51 per diluted share,

for the second quarter of 2022 compared to net income of $8.5 million, or $0.50 per diluted share, for the first quarter of 2022, and $7.4 million,

or $0.44 per diluted share, for the second quarter of
2021.

For the first six months of 2022, net income attributable to common shareowners totaled $17.2 million, or $1.01 per diluted share,
compared to net income of $16.9 million, or $1.00 per diluted share, for the same period of 2021.

QUARTER HIGHLIGHTS (2
nd

Quarter 2022 versus 1
st

Quarter 2022)
●
Net interest income grew

14.7% driven by strong loan growth

and higher interest rates
●
Period end loan balances grew $228.1 million,

or 11.5%, with residential

loan purchases from Capital

City Home Loans
(CCHL) contributing $132 million and solid growth

from residential construction

and commercial mortgage

●
Provision for credit losses increased

$1.5 million driven by strong loan growth

– overall credit quality remained

strong
●
Average deposit balances

grew

$51.3 million, or 1.4%,

driven by higher noninterest bearing and

savings balances
●
Noninterest income decreased

$0.9 million, or 3.5%, due to lower insurance commission revenues at Capital City Strategic
Wealth

(CCSW), which had a very strong first quarter – deposit,

bank card, and retail

brokerage fees all realized

solid
improvement
●
Noninterest expense increased

$1.3 million, or 3.2%, primarily due to higher performance-based compensation and to a lesser
extent annual merit raises and staffing additions in new markets

●
Tangible

book value per share declined $0.04, or 0.2%, buoyed by strong earnings that significantly mitigated the impact of
rapidly increasing interest

rates and the related impact on our unrealized

loss on investment securities

“Strong loan growth and higher rates produced another quarter of solid financial performance,” said William G. Smith, Jr.,
Chairman, President and CEO of Capital City Bank Group.

“The quality of our core deposit base, deployment of liquidity into the loan portfolio and higher interest rates all contributed to an increase in our net interest margin percentage of 32 basis points during
the second quarter.

The $1.5 million loan loss provision recorded in this quarter was primarily driven by loan growth as our credit
quality metrics remain very favorable.

From a macro-economic perspective, we continue to face a high level of uncertainty.

While
much of this is out of our control, we believe we are well positioned to navigate through this year and beyond.

Although higher
rates will generate unrealized losses in our available-for-sale investment portfolio, our asset-sensitive balance sheet and pension liability should respond well to rising rates.

Additionally, our expansion

efforts in west Florida and the northern arc of Atlanta are
producing favorable results.

While challenges remain, we continue to focus on identifying opportuniti es and executing strategies
we believe are sustainable and add long-term value for our shareowners.”
Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the second quarter of 2022 totaled $28.4 million, compared to $24.8 million for the first
quarter of 2022, and $26.1 million for the second quarter of 2021.

For the first six months of 2022, tax-equivalent net interest income totaled $53.2 million compared to $50.7 million for the same period of 2021.

Compared to the referenced prior periods, the
increase reflected higher interest rates, strong loan growth, and higher investment balances.

Our net interest margin for the second quarter of 2022 was 2.87%,

an increase of 32 basis points over the first quarter of 2022 primarily attributable to higher interest rates and an overall improved earning asset mix.

For the month of June 2022, our net interest
margin was 3.05%.

Excluding the impact of overnight funds in excess of $200 million, our net interest margin for the second quarter
of 2022 was 3.24%.

Compared to the three and six month periods of 2021, the net interest margin decreased two and 16 basis
points, respectively, primarily

due to growth in earning assets (driven by higher deposit balances), which drove net interest income
dollars higher, but negatively impacted

the margin percentage.

Provision for Credit Loss

es

We recorded

a provision for credit losses of $1.5 million for the second quarter of 2022 compared to no provision in the first quarter
of 2022 and a provision benefit of $0.6 million for the second quarter of 2021.

Compared to the first quarter of 2022, the higher
level of provision was primarily attributable to strong loan growth.

For the first six months of 2022, the provision was $1.5 million compared to a benefit of $1.6 million for the same period of 2021.

Improvement in credit quality and the release of reserves held for pandemic related losses favorably impacted our provision for credit losses in 2022.

We discuss the allowance

for credit losses
further below.

Noninterest Income and Noninterest

Expense
Noninterest income for the second quarter of 2022 totaled $24.9 million compared to $25.8 million for the first quarter of 2022

and
$26.5 million for the second quarter of 2021.

The $0.9 million decrease from the first quarter of 2022 was primarily attributable to
lower wealth management fees of $1.7 million, which reflected lower insurance revenues at CCSW of $1.9 million that were
partially offset by higher retail brokerage fees of $0.3 million.

Combined deposit and bank card fees increased $0.5 million and mortgage banking fees increased $0.1 million.

Compared to the second quarter of 2021, the $1.6 million decrease was primarily attributable to lower mortgage banking revenues of $4.2 million that were partially offset by higher deposit fees of $1.2 million and
wealth management fees of $1.1 million (insurance revenues of $0.7 million and retail brokerage fees of $0.4 million).

For the first
six months of 2022, noninterest income totaled $50.7 million compared to $56.3 million for the same period of 2021 with the $5.6
million decrease largely driven by lower mortgage banking

fees of $12.3 million partially offset by higher deposit

fees of $2.1
million and wealth management fees of $4.1 million (insurance revenues of $3.4 million and retail brokerage fees of $0.7 million).

Lower mortgage banking revenues for 2022 reflected a reduction in refinancing activity, and to a lesser degree

lower purchase
mortgage originations, primarily driven by higher interest rates.

In addition, gain on sale margins have been pressured

due to a
lower level of both governmental loan product originations and mandatory delivery loan sales (both of which provide a higher gain percentage).

Strong best efforts (portfolio product) origination volume and continued

stability in our construction/permanent loan
program have partially offset the slowdown in secondary

market originations.

For 2022, CCHL contributed $0.6 million ($0.03 per
diluted share) to earnings versus $2.5 million ($0.14 per diluted share) in 2021,

which has largely been offset by a $1.2 million
($0.07 per diluted share) contribution to earnings by CCSW and improvement in both retail brokerage fees and deposit fees which
reflects our continued focus on and commitment to revenue diversification.

Noninterest expense for the second quarter of 2022 totaled $40.5 million compared to $39.2 million for the first quarter of 2022

and
$42.1 million for the second quarter of 2021.

The $1.3 million increase over the first quarter of 2022 was driven by a $0.9

million
increase in other expense and higher compensation of $0.5 million.

Higher expense for advertising ($0.2 million),

processing ($0.1
million),

and travel/entertainment ($0.1 million) drove the increase in other expense.

Other expense also reflects a $0.2 million
expense for our VISA share swap agreement,

which is triggered when VISA funds their merchant litigation reserve which happens infrequently.

The $0.5 million increase in compensation was driven by higher salary expense of $0.8 million (CCHL commissions,
annual merit, and staffing additions in new markets) that

was partially offset by lower associate benefit expense of $0.3 million.

Compared to the second quarter of 2021, the $1.6 million decrease was primarily attributable to lower pension settlement expense
of $1.8 million.

Other expense decreased $0.1 million and reflected lower base pension plan expense of

$0.8 million partially offset
by higher expense for advertising and miscellaneous (includes $0.2 million VISA share swap expense).

For the first six months of
2022, noninterest expense totaled $79.7 million compared to $82.6 million for the same period of 2021 with the $2.9 million
decrease primarily attributable to lower pension settlement expense of $1.6 million and lower compensation expense of $1.2
million.

The decrease in compensation expense reflected lower salary expense of $1.4 million partially offset by higher associate
benefit expense of $0.2 million.

Lower performance-based compensation (commissions/incentives)

at CCHL partially offset by
higher performance based compensation at CCSW and lower realized loan cost (credit offset by salary expense) at the Bank drove the variance in salary expense.

To date, the impact of

inflation and higher prices on our cost structure has not been significant.

While operating in a very tight labor market, we have mitigated the impact of salary pressures by not replacing certain positions that
became vacant.

Further, we have realized higher than historical increases

in certain premises and processing contracts reflective of
inflationary pressures and will continue to focus on opportunities to re-negotiate or replace vendors

at periodic renewals.

Income Taxes
We realized income

tax expense of $2.2

million (effective rate of 19.4%) for the second quarter of 2022 comparable to the first
quarter of 2022 and $2.1 million (effective rate of 18.9%)

for the second quarter of 2021.

For the first six months of 2022, we
realized income tax expense of $4.4 million (effective

rate of 19.6%) compared to $4.8 million (effective rate of 18.8%) for the
same period of 2021.

For the second quarter of 2022, we realized a favorable discrete tax item for

$0.3 million related to state of
Florida tax refunds.

Absent discrete items, we expect our annual effective tax rate to approximate 20-21%

in 2022.

Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $3.974 billion for the second quarter of 2022, an increase of $35.4 million, or

0.9%, over the first
quarter of 2022, and an increase of $182.9 million, or 4.8%, over the fourth quarter of 2021.

The increase over both prior periods
was primarily driven by higher deposit balances (see below – Funding
).

The mix of earning assets continues to improve driven by
strong loan growth and further deployment of liquidity into the investment portfolio, which has increased $135 million in 2022.
We maintained

an average net overnight funds (deposits with banks plus FED funds sold less FED funds purchased) sold position of
$691.9 million in the second quarter of 2022 compared to $873.1 million in the first quarter of 2022 and $789.1 million in the fourth
quarter of 2021.

Average loans

held for investment (“HFI”) increased $121.1 million, or 6.2%, over the first quarter of 2022 and increased $136.4
million, or 7.0%, over the fourth quarter of 2021.

Period end loans increased $228.1 million, or 11.5%, over

the first quarter of
2022 and $282.2 million, or 14.6%, over the fourth quarter of 2022.

The growth in 2022 has been broad based with increases
realized in all loan categories, more significantly,

residential mortgage, residential construction, and consumer (indirect auto)

with
strong growth in commercial mortgage in the second quarter.

The increase in residential mortgage reflected a higher level of loan purchases (second quarter - $132 million, first quarter - $26 million)

from CCHL driven by higher demand for portfolio/adjustable
rate product.

In addition, the increase in commercial mortgage reflected a loan pool purchase (7 loans for $15 million).
Allowance for Credit Losses
At June 30, 2022, the allowance for credit losses for HFI loans totaled $21.3 million compared to $20.8 million at March 31, 2022
and $21.6 million at December 31, 2021.

Activity within the allowance is provided on Page 9.

The $0.5 million increase in the
allowance for the second quarter was driven by growth in reserves for strong new loan origination volume that was partially offset by the release of reserves held for pandemic related losses that have not materialized to the extent projected.

Further, net charge-
offs increased

$0.4 million to $1.1 million for the second quarter and reflected one large commercial charge-off for $0.8 million
related to a work-out resolved during the quarter.

At June 30, 2022, the allowance represented 0.96% of HFI loans and provided coverage of 678% of nonperforming loans compared to 1.05% and

761%, respectively, at March

31, 2022, and 1.12% and 500%,
respectively, at December

31, 2021.
Credit Quality
Overall credit quality remains strong.

Nonperforming assets (nonaccrual loans and other real estate) totaled $3.2 million at June 30,
2022 compared to $2.8 million at March 31, 2022 and $4.3 million at December

31, 2021.

At June 30, 2022, nonperforming assets
as a percentage of total assets totaled 0.07% compared to 0.06% at March

31, 2022 and 0.10% at December 31, 2021.

Nonaccrual
loans totaled $3.1 million at June 30, 2022, a $0.4 million increase over

March 31, 2022 and a $1.2 million decrease from December
31, 2021.

Further, classified loans decreased $2.7 million

from the first quarter of 2022 to $19.6 million.

Funding (Deposits/Debt)
Average total

deposits were $3.765 billion for the second quarter of 2022, an increase of $51.3 million, or 1.4%, over the first
quarter of 2022 and $216.2 million, or 6.1%, over the fourth quarter of 2021.

Compared to the first quarter of 2022, the increase
reflected higher noninterest bearing and savings balances, partially offset by a decline in seasonal public fund balances.

Compared
to the fourth quarter of 2021, strong growth occurred in our noninterest bearing deposits, NOW accounts, and savings account
balances.

Over the past few years, we have experienced strong core deposit growth, in addition to growth related to multiple
government stimulus programs in response to the Covid-19 pandemic

,

such as those under the CARES Act and the American
Rescue Plan Act.

Given these increases,

the potential exists for our deposit levels to be volatile for the remainder of 2022 due to the
uncertain timing of the outflows of the stimulus related balances, in addition to the frequency and degree to which the Federal Open
Market Committee (FOMC) raises the overnight funds rate. It is anticipated that liquidity levels will remain strong given our current
level of overnight funds.

Average borrowings

decreased $0.7 million from the first quarter of 2022 primarily due to a decrease in short-term repurchase
agreements and declined $15.3 million from the fourth quarter of 2021, reflect ing lower warehouse line borrowing needs to support
CCHL’s

loans held for sale.

Capital
Shareowners’ equity was $371.7 million at June 30, 2022 compared to $372.1 million at March 31, 2022 and $383.2 million at
December 31, 2021.

For the first six months of 2022, shareowners’ equity was positively impacted by net income attributable to
common shareowners of $17.2 million, a $2.2 million increase in the fair value of the interest rate swap related to subordinated debt, net adjustments totaling $0.8 million related to transactions under our stock compensation plans,

stock compensation accretion of
$0.5 million, and a $0.3 million decrease in the accumulated other comprehensive loss for our pension plan. Shareowners’ equity
was reduced by common stock dividends

of $5.4 million ($0.32 per share) and a $27.1 million increase in the unrealized loss on investment securities.

At June 30, 2022, our total risk-based capital ratio was 16.07% compared to 16.98% at March 31, 2022 and 17.15% at December
31, 2021.

Our common equity tier 1 capital ratio was 13.07%, 13.77%, and 13.86%, respectively,

on these dates.

Our leverage ratio
was 8.77%, 8.78%, and 8.95%, respectively,

on these dates.

All of our regulatory capital ratios exceeded the threshold to be designated as “well-capitalized” under the Basel III capital standards.

Further, our tangible common equity ratio was 6.54% at

June
30, 2022 compared to 6.61% and 6.95% at March 31, 2022 and December

31, 2021, respectively.

The decline in our regulatory
capital ratios was attributable to strong loan growth and higher asset levels.

The decline in our tangible capital ratio from the first
quarter of 2022 was driven by an $8.0 million increase in the unrealized loss on investment securities which totaled $31.7 million,
or 5.3% of available for sale securities at June 30, 2022.
About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.4 billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards,

securities brokerage services and
financial advisory services, including the sale of life insurance, risk management and asset protection services.

Our bank
subsidiary, Capital City Bank,

was founded in 1895 and now has 57 banking offices and 88 ATMs/ITMs in Florida, Georgia and
Alabama.

For more information about Capital City Bank Group, Inc., visit www.ccbg.com

.
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The following factors, among others, could cause our actual results to differ: fluctuations in inflation, interest rates, or monetary policies; the accuracy of the our financial statement estimates and
assumptions; legislative or regulatory changes; the effects of security breaches and computer viruses that may affect our computer
systems or fraud related to debit card products; changes in consumer spending and savings habits; our growth and profitability; the strength of the U.S. economy and the local economies where we conduct operations;

the effects of a non-diversified loan portfolio,
including the risks of geographic and industry concentrations; natural disasters, widespread health emergencies, military conflict,
terrorism or other geopolitical events; changes in the stock market and other capital and real estate markets; the magnitude and
duration of the ongoing COVID-19 pandemic and its impact on the global economy and financial market conditions and our
business; customer acceptance of third-party products and services; increased competition and its effect on pricing; negative
publicity and the impact on our reputation; technological changes,

especially changes that allow out of market competitors to
compete in our markets; changes in accounting; and our ability to manage the risks involved in the foregoing.

Additional factors can
be found in our Annual Report on Form 10-K for the fiscal year ended December

31, 2021, and our other filings with the SEC,
which are available at the SEC’s internet

site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the Press Release, and we assume no obligation to update forward-looking statements or the reasons why actual results
could differ.
USE OF NON-GAAP FINANCIAL MEASURES
We present a

tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these

measures are useful to investors because it allows
investors to more easily compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Jun 30, 2021
Shareowners' Equity (GAAP) $ 371,675 $ 372,145 $ 383,166 $ 348,868 $ 335,880
Less: Goodwill and Other Intangibles (GAAP) 93,173 93,213 93,253 93,293 93,333
Tangible Shareowners' Equity (non-GAAP) A 278,502 278,932 289,913 255,575 242,547
Total Assets (GAAP) 4,354,297 4,310,045 4,263,849 4,048,733 4,011,459
Less: Goodwill and Other Intangibles (GAAP) 93,173 93,213 93,253 93,293 93,333
Tangible Assets (non-GAAP) B $ 4,261,124 $ 4,216,832 $ 4,170,596 $ 3,955,440 $ 3,918,126
Tangible Common Equity Ratio (non-GAAP) A/B 6.54% 6.61% 6.95% 6.46% 6.19%
Actual Diluted Shares Outstanding (GAAP) C 16,981,614 16,962,362 16,935,389 16,911,715 16,901,375
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 16.40 $ 16.44 $ 17.12 $ 15.11 $ 14.35

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Six Months Ended
(Dollars in thousands, except per share data) Jun 30, 2022 Mar 31, 2022 Jun 30, 2021 Jun 30, 2022 Jun 30, 2021
EARNINGS
Net Income Attributable to Common Shareowners $ 8,713 $ 8,455 $ 7,427 $ 17,168 $ 16,933
Diluted Net Income Per Share $ 0.51 $ 0.50 $ 0.44 $ 1.01 $ 1.00
PERFORMANCE
Return on Average Assets 0.81% 0.80% 0.75% 0.81% 0.88%
Return on Average Equity 9.36 8.93 9.05 9.14 10.42
Net Interest Margin 2.87 2.55 2.89 2.71 2.87
Noninterest Income as % of Operating Revenue 46.78 51.11 50.47 48.89 52.73
Efficiency Ratio 75.96% 77.55% 80.18% 76.73% 77.22%
CAPITAL ADEQUACY
Tier 1 Capital

15.13% 15.98% 15.44% 15.13% 15.44%
Total Capital

16.07 16.98 16.48 16.07 16.48
Leverage

8.77 8.78 8.84 8.77 8.84
Common Equity Tier 1 13.07 13.77 13.14 13.07 13.14
Tangible Common Equity
(1)
6.54 6.61 6.19 6.54 6.19
Equity to Assets 8.54% 8.63% 8.37% 8.54% 8.37%
ASSET QUALITY
Allowance as % of Non-Performing Loans 677.57% 760.83% 433.93% 677.57% 433.93%
Allowance as a % of Loans HFI 0.96 1.05 1.10 0.96 1.10
Net Charge-Offs as % of Average Loans HFI 0.22 0.16 (0.07) 0.19 (0.08)
Nonperforming Assets as % of Loans HFI and OREO 0.15 0.14 0.31 0.15 0.31
Nonperforming Assets as % of Total Assets 0.07% 0.06% 0.16% 0.07% 0.16%
STOCK PERFORMANCE
High

$ 28.55 $ 28.88 $ 27.39 $ 28.88 $ 28.98
Low 24.43 25.96 24.55 24.43 21.42
Close $ 27.89 $ 26.36 $ 25.79 $ 27.89 $ 25.79
Average Daily Trading Volume 25,342 24,019 28,958 24,681 29,620
(1)

Tangible common equity ratio is a non-GAAP financial measure.

For additional information, including a
reconciliation to GAAP, refer to Page 4.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2022 2021
(Dollars in thousands) Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter
ASSETS
Cash and Due From Banks $ 91,209 $ 77,963 $ 65,313 $ 73,132 $ 78,894
Funds Sold and Interest Bearing Deposits 603,315 790,465 970,041 708,988 766,920
Total Cash and Cash Equivalents 694,524 868,428 1,035,354 782,120 845,814
Investment Securities Available for Sale 601,405 624,361 654,611 645,844 480,890
Investment Securities Held to Maturity 528,258 518,678 339,601 341,228 325,559
Other Equity Securities 900 855 861 - -

Total Investment Securities
1,130,563 1,143,894 995,073 987,072 806,449
Loans Held for Sale

48,708 50,815 52,532 77,036 80,821
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 247,902 230,213 223,086 218,929 292,953
Real Estate - Construction 225,664 174,293 174,394 177,443 149,884
Real Estate - Commercial 699,093 669,110 663,550 683,379 707,599
Real Estate - Residential 478,121 368,020 346,756 355,958 362,018
Real Estate - Home Equity 194,658 188,174 187,821 187,642 190,078
Consumer 359,906 347,785 321,511 309,983 298,464
Other Loans 6,854 6,692 13,265 6,792 6,439
Overdrafts 1,455 1,222 1,082 1,299 1,227
Total Loans Held for Investment 2,213,653 1,985,509 1,931,465 1,941,425 2,008,662
Allowance for Credit Losses (21,281) (20,756) (21,606) (21,500) (22,175)
Loans Held for Investment, Net 2,192,372 1,964,753 1,909,859 1,919,925 1,986,487
Premises and Equipment, Net 82,932 82,518 83,412 84,750 85,745
Goodwill and Other Intangibles 93,173 93,213 93,253 93,293 93,333
Other Real Estate Owned 90 17 17 192 1,192
Other Assets 111,935 106,407 94,349 104,345 111,618
Total Other Assets 288,130 282,155 271,031 282,580 291,888
Total Assets $ 4,354,297 $ 4,310,045 $ 4,263,849 $ 4,048,733 $ 4,011,459
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,724,671 $ 1,704,329 $ 1,668,912 $ 1,592,345 $ 1,552,864
NOW Accounts 1,036,757 1,062,498 1,070,154 926,201 970,705
Money Market Accounts 289,337 288,877 274,611 286,065 280,805
Regular Savings Accounts 639,594 614,599 599,811 559,714 539,477
Certificates of Deposit 95,899 95,204 99,374 101,637 103,070
Total Deposits 3,786,258 3,765,507 3,712,862 3,465,962 3,446,921
Short-Term Borrowings 39,463 30,865 34,557 51,410 47,200
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 612 806 884 1,610 1,720
Other Liabilities 93,319 77,323 67,735 113,720 105,534
Total Liabilities 3,972,539 3,927,388 3,868,925 3,685,589 3,654,262
Temporary Equity 10,083 10,512 11,758 14,276 21,317
SHAREOWNERS' EQUITY
Common Stock 170 169 169 169 169
Additional Paid-In Capital 35,738 35,188 34,423 33,876 33,560
Retained Earnings 376,532 370,531 364,788 359,550 345,574
Accumulated Other Comprehensive Loss, Net of Tax (40,765) (33,743) (16,214) (44,727) (43,423)
Total Shareowners' Equity 371,675 372,145 383,166 348,868 335,880
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,354,297 $ 4,310,045 $ 4,263,849 $ 4,048,733 $ 4,011,459
OTHER BALANCE SHEET DATA
Earning Assets $ 3,996,238 $ 3,970,684 $ 3,949,111 $ 3,714,521 $ 3,662,852
Interest Bearing Liabilities 2,154,549 2,145,736 2,132,278 1,979,524 1,995,864
Book Value Per Diluted Share $ 21.89 $ 21.94 $ 22.63 $ 20.63 $ 19.87
Tangible Book Value

Per Diluted Share
(1)
16.40 16.44 17.12 15.11 14.35
Actual Basic Shares Outstanding 16,959 16,948 16,892 16,878 16,874
Actual Diluted Shares Outstanding 16,982 16,962 16,935 16,912 16,901
(1)

Tangible book value per diluted share is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to Page 4.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2022 2021 June 30,
(Dollars in thousands, except per share data)
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter 2022 2021
INTEREST INCOME
Loans, including Fees $ 24,072 $ 22,133 $ 22,744 $ 25,885 $ 24,582 $ 46,205 $ 47,932
Investment Securities 3,840 2,896 2,505 2,350 2,054 6,736 3,937
Federal Funds Sold and Interest Bearing Deposits 1,408 409 300 285 200 1,817 413
Total Interest Income 29,320 25,438 25,549 28,520 26,836 54,758 52,282
INTEREST EXPENSE
Deposits 266 224 213 210 208 490 416
Short-Term Borrowings 343 192 307 317 324 535 736
Subordinated Notes Payable 370 317 306 307 308 687 615
Other Long-Term Borrowings 8 9 12 14 16 17 37
Total Interest Expense 987 742 838 848 856 1,729 1,804
Net Interest Income 28,333 24,696 24,711 27,672 25,980 53,029 50,478
Provision for Credit Losses 1,542 - - - (571) 1,542 (1,553)
Net Interest Income after Provision for Credit Losses 26,791 24,696 24,711 27,672 26,551 51,487 52,031
NONINTEREST INCOME
Deposit Fees 5,447 5,191 5,300 5,075 4,236 10,638 8,507
Bank Card Fees 4,034 3,763 3,872 3,786 3,998 7,797 7,616
Wealth Management Fees 4,403 6,070 3,706 3,623 3,274 10,473 6,364
Mortgage Banking Revenues 9,065 8,946 9,800 12,283 13,217 18,011 30,342
Other

1,954 1,848 1,994 1,807 1,748 3,802 3,470
Total Noninterest Income 24,903 25,818 24,672 26,574 26,473 50,721 56,299
NONINTEREST EXPENSE
Compensation 25,383 24,856 24,783 25,245 25,378 50,239 51,442
Occupancy, Net 6,075 6,093 5,960 6,032 5,973 12,168 11,940
Other Real Estate, Net (29) 25 26 (1,126) (270) (4) (388)
Pension Settlement 169 209 572 500 2,000 378 2,000
Other

8,900 8,050 8,866 9,051 9,042 16,950 17,605
Total Noninterest Expense 40,498 39,233 40,207 39,702 42,123 79,731 82,599
OPERATING PROFIT 11,196 11,281 9,176 14,544 10,901 22,477 25,731
Income Tax Expense 2,177 2,235 2,040 2,949 2,059 4,412 4,846
Net Income 9,019 9,046 7,136 11,595 8,842 18,065 20,885
Pre-Tax Income Attributable to Noncontrolling Interest (306) (591) (764) (1,504) (1,415) (897) (3,952)
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 8,713 $ 8,455 $ 6,372 $ 10,091 $ 7,427 $ 17,168 $ 16,933
PER COMMON SHARE
Basic Net Income $ 0.51 $ 0.50 $ 0.38 $ 0.60 $ 0.44 $ 1.01 $ 1.00
Diluted Net Income 0.51 0.50 0.38 0.60 0.44 1.01 1.00
Cash Dividend

$ 0.16 $ 0.16 $ 0.16 $ 0.16 $ 0.15 $ 0.32 $ 0.30
AVERAGE

SHARES
Basic

16,949 16,931 16,880 16,875 16,858 16,940 16,848
Diluted

16,971 16,946 16,923 16,909 16,885 16,958 16,874

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2022 2021 June 30,
(Dollars in thousands, except per share data)
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter 2022 2021
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 20,756 $ 21,606 $ 21,500 $ 22,175 $ 22,026 $ 21,606 $ 23,816
Provision for Credit Losses 1,670 (79) 200 (546) (184) 1,591 (2,496)
Net Charge-Offs (Recoveries) 1,145 771 94 129 (333) 1,916 (855)
Balance at End of Period $ 21,281 $ 20,756 $ 21,606 $ 21,500 $ 22,175 $ 21,281 $ 22,175
As a % of Loans HFI 0.96% 1.05% 1.12% 1.11% 1.10% 0.96% 1.10%
As a % of Nonperforming Loans 677.57% 760.83% 499.93% 710.39% 433.93% 677.57% 433.93%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 2,976 $ 2,897 $ 3,117 $ 2,587 $ 2,974 $ 2,897 $ 1,644
Provision for Credit Losses

(123) 79 (220) 530 (387) (44) 943
Balance at End of Period
(1)
2,853 2,976 2,897 3,117 2,587 2,853 2,587
ACL - DEBT SECURITIES
Provision for Credit Losses

$ (5) $ - $ 20 $ 16 $ - $ (5) $ -
CHARGE-OFFS
Commercial, Financial and Agricultural $ 1,104 $ 73 $ 101 $ 37 $ 32 $ 1,177 $ 101
Real Estate - Construction - - - - - - -
Real Estate - Commercial - 266 - 405 - 266 -
Real Estate - Residential - - 20 17 65 - 71
Real Estate - Home Equity - 33 9 15 74 33 79
Consumer 533 622 254 221 230 1,155 794
Overdrafts 660 780 678 1,093 440 1,440 932
Total Charge-Offs $ 2,297 $ 1,774 $ 1,062 $ 1,788 $ 841 $ 4,071 $ 1,977
RECOVERIES
Commercial, Financial and Agricultural $ 59 $ 165 $ 148 $ 66 $ 103 $ 224 $ 239
Real Estate - Construction - 8 - 10 - 8 -
Real Estate - Commercial 56 29 25 169 26 85 671
Real Estate - Residential 115 27 33 401 244 142 319
Real Estate - Home Equity 67 58 173 46 70 125 194
Consumer 453 183 214 334 332 636 643
Overdrafts 402 533 375 633 399 935 766
Total Recoveries $ 1,152 $ 1,003 $ 968 $ 1,659 $ 1,174 $ 2,155 $ 2,832
NET CHARGE-OFFS (RECOVERIES) $ 1,145 $ 771 $ 94 $ 129 $ (333) $ 1,916 $ (855)
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.22% 0.16% 0.02% 0.03% (0.07)% 0.19% (0.08)%
CREDIT QUALITY
Nonaccruing Loans $ 3,141 $ 2,728 $ 4,322 $ 3,026 $ 5,110
Other Real Estate Owned 90 17 17 192 1,192
Total Nonperforming Assets ("NPAs") $ 3,231 $ 2,745 $ 4,339 $ 3,218 $ 6,302
Past Due Loans 30-89 Days

$ 3,554 $ 3,120 $ 3,600 $ 3,360 $ 3,745
Past Due Loans 90 Days or More - - - - -
Classified Loans 19,620 22,348 17,912 16,310 19,397
Performing Troubled Debt Restructurings $ 6,728 $ 7,304 $ 7,643 $ 7,919 $ 8,992
Nonperforming Loans as a % of Loans HFI 0.14% 0.14% 0.22% 0.16% 0.25%
NPAs as a % of Loans HFI and Other Real Estate 0.15% 0.14% 0.22% 0.17% 0.31%
NPAs as a % of

Total Assets
0.07% 0.06% 0.10% 0.08% 0.16%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
Second Quarter 2022 First Quarter 2022 Fourth Quarter 2021 Third Quarter 2021 Second Quarter 2021 Jun 2022 YTD Jun 2021 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 52,860 $ 711 5.39% $ 43,004 $ 397 3.75% $ 62,809 $ 522 3.29% $ 67,753 497 2.91% $ 77,101 $ 566 2.94% $ 47,959 $ 1,108 4.66% $ 91,591 $ 1,536 3.38%
Loans Held for Investment
(1)
2,084,679 23,433 4.51 1,963,578 21,811 4.50 1,948,324 22,296 4.54 1,974,132 25,458 5.12 2,036,781 24,095 4.74 2,024,463 45,244 4.51 2,040,551 46,578 4.71
Investment Securities
Taxable Investment Securities 1,142,269 3,834 1.34 1,056,736 2,889 1.10 987,700 2,493 1.00 904,962 2,333 1.03 687,882 2,036 1.18 1,099,739 6,723 1.22 608,801 3,899 1.28
Tax-Exempt Investment Securities
(1)
2,488 10 1.73 2,409 10 1.60 3,380 17 2.07 4,332 25 2.31 3,530 23 2.58 2,449 20 1.67 3,686 48 2.60
Total Investment Securities 1,144,757 3,844 1.34 1,059,145 2,899 1.10 991,080 2,510 1.01 909,294 2,358 1.03 691,412 2,059 1.19 1,102,188 6,743 1.23 612,487 3,947 1.29
Federal Funds Sold and Interest Bearing
Deposits 691,925 1,408 0.82 873,097 409 0.19 789,100 300 0.15 741,944 285 0.15 818,616 200 0.10 782,011 1,817 0.47 816,638 414 0.10
Total Earning Assets 3,974,221 $ 29,396 2.97% 3,938,824 $ 25,516 2.63% 3,791,313 $ 25,628 2.68% 3,693,123 $ 28,598 3.07% 3,623,910 $ 26,920 2.98% 3,956,621 $ 54,912 2.80% 3,561,267 $ 52,475 2.97%
Cash and Due From Banks 79,730 74,253 73,752 72,773 74,076 77,007 71,541
Allowance for Loan Losses (20,984) (21,655) (22,127) (22,817) (22,794) (21,318) (23,457)
Other Assets 288,421 275,353 284,999 283,534 281,157 281,922 279,956
Total Assets $ 4,321,388 $ 4,266,775 $ 4,127,937 $ 4,026,613 $ 3,956,349 $ 4,294,232 $ 3,889,307
LIABILITIES:
Interest Bearing Deposits
NOW Accounts $ 1,033,190 $ 120 0.05% $ 1,079,906 $ 86 0.03% $ 963,778 $ 72 0.03% $ 945,788 $ 72 0.03% $ 966,649 $ 74 0.03% $ 1,056,419 $ 206 0.04% $ 976,031 $ 150 0.03%
Money Market Accounts 286,210 36 0.05 285,406 33 0.05 289,335 34 0.05 282,860 34 0.05 272,138 33 0.05 285,810 69 0.05 270,990 66 0.05
Savings Accounts 628,472 77 0.05 599,359 72 0.05 573,563 71 0.05 551,383 68 0.05 529,844 64 0.05 613,996 149 0.05 511,152 124 0.05
Time Deposits 95,132 33 0.14 97,054 33 0.14 101,037 36 0.14 102,765 36 0.14 102,995 37 0.15 96,088 66 0.14 102,544 76 0.15
Total Interest Bearing Deposits 2,043,004 266 0.05% 2,061,725 224 0.04% 1,927,713 213 0.04% 1,882,796 210 0.04% 1,871,626 208 0.04% 2,052,313 490 0.05% 1,860,717 416 0.05%
Short-Term Borrowings 31,782 343 4.33% 32,353 192 2.40% 46,355 307 2.63% 49,773 317 2.53% 51,152 324 2.54% 32,066 535 3.36% 59,049 736 2.51%
Subordinated Notes Payable 52,887 370 2.76 52,887 317 2.40 52,887 306 2.26 52,887 307 2.27 52,887 308 2.30 52,887 687 2.58 52,887 615 2.31
Other Long-Term Borrowings 722 8 4.54 833 9 4.49 1,414 12 3.50 1,652 14 3.37 1,762 16 3.38 777 17 4.51 2,246 37 3.26
Total Interest Bearing Liabilities 2,128,395 $ 987 0.19% 2,147,798 $ 742 0.14% 2,028,369 $ 838 0.16% 1,987,108 $ 848 0.17% 1,977,427 $ 856 0.17% 2,138,043 $ 1,729 0.16% 1,974,899 $ 1,804 0.18%
Noninterest Bearing Deposits 1,722,325 1,652,337 1,621,432 1,564,892 1,515,726 1,687,524 1,453,121
Other Liabilities 87,207 72,166 114,657 112,707 107,801 79,728 109,417
Total Liabilities 3,937,927 3,872,301 3,764,458 3,664,707 3,600,954 3,905,295 3,537,437
Temporary Equity 10,096 10,518 13,339 20,446 26,355 10,306 24,178
SHAREOWNERS' EQUITY: 373,365 383,956 350,140 341,460 329,040 378,631 327,692
Total Liabilities, Temporary

Equity and
Shareowners' Equity $ 4,321,388 $ 4,266,775 $ 4,127,937 $ 4,026,613 $ 3,956,349 $ 4,294,232 $ 3,889,307
Interest Rate Spread $ 28,409 2.78% $ 24,774 2.49% $ 24,790 2.52% $ 27,750 2.91% $ 26,064 2.81% $ 53,183 2.64% $ 50,671 2.79%
Interest Income and Rate Earned
(1)
29,396 2.97 25,516 2.63 25,628 2.68 28,598 3.07 26,920 2.98 54,912 2.80 52,475 2.97
Interest Expense and Rate Paid
(2)
987 0.10 742 0.08 838 0.09 848 0.09 856 0.09 1,729 0.09 1,804 0.10
Net Interest Margin $ 28,409 2.87% $ 24,774 2.55% $ 24,790 2.60% $ 27,750 2.98% $ 26,064 2.89% $ 53,183 2.71% $ 50,671 2.87%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.